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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 22, 2005
                                                        ------------------------


                                CBRL GROUP, INC.


       Tennessee                     0-25225                      62-1749513
     -------------                 -----------                  --------------
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 5.02  Departure  of  Directors  or  Principal  Officers;  Election  of
Directors; Appointment of Principal Officers

     CBRL Group, Inc. (the "Company") filed a Current Report on Form 8-K on August 1, 2005 reporting under Item 5.02 that Mr. Richard Dobkin was elected to the Company's Board of Directors (the "August 1, 2005 Form 8-K"). The Company also filed a Current Report on Form 8-K on August 16, 2005 reporting under Item
5.02 that Mr. Erik Vonk was elected to the Company's Board of Directors (the "August 16, 2005 Form 8-K"). Item 5.02 of each of the August 1, 2005 Form 8-K and the August 16, 2005 Form 8-K are incorporated herein by this reference. At the time of their elections, it had not been determined the committees on which Mr. Dobkin and Mr. Vonk would serve.

     This Current Report on Form 8-K/A is filed to amend the August 1, 2005 Form 8-K and the August 16, 2005 Form 8-K to report that on November 22, 2005, subsequent to their election to the Board by the shareholders of the Company, Messrs. Dobkin and Vonk were appointed to serve, respectively, on the Audit Committee and Nominating and Corporate Governance Committee of the Company's Board of Directors.










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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 23, 2005                CBRL GROUP, INC.


                                         By: /s/ N.B. Forrest Shoaf
                                            ------------------------------------
                                         Name: N.B. Forrest Shoaf
                                         Title: Senior Vice President, Secretary
                                                and General Counsel